AMERICAN INDEPENDENCE FUNDS TRUST

SUPPLEMENT DATED OCTOBER 25, 2010
TO

THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 7, 2010

AMERICAN INDEPENDENCE ACTIVE TREASURY MANAGEMENT FUND

(TICKER SYMBOLS: ATMIX, AATMX)

AMERICAN INDEPENDENCE ACTIVE TREASURY MANAGEMENT BULL/BEAR FUND

(TICKER SYMBOLS: TBBIX, AABBX)

(the “Funds”)

The Prospectus and Statement of Additional Information for the American Independence Funds Trust (the “Trust”) with respect to the Funds listed above are hereby amended and supplemented, effective October 25, 2010, to reflect that shares of the Active Treasury Management Fund are not currently available for sale and changes to certain service providers. The Board of Trustees for the Trust approved changes to the Trust’s Distributor and the Fund Accounting and Sub-administrator agent. This amendment updates and supersedes all previously filed amendments for these Funds.

1.      Please be advised that Shares of the American Independence Active Treasury Management Fund are not currently available for sale.

2.      Effective immediately, all references to Foreside Distribution Services, LP as the Trust's Distributor are replaced with Matrix Capital Group, Inc., which is located at 420 Lexington Avenue, Suite 601, New York, NY 10170.

3.      Effective immediately, all references to JP Morgan Worldwide Securities Services as the Trust's Sub-administrator and Fund Accounting agent are replaced with UMB Fund Services, Inc., which is located at 803 W. Michigan St., Milwaukee, WI 53233

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE